UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2026

House of Doge Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42525	87-4032622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

261 NE 61st Street, Miami, FL 33137

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 216-8608

Brag House Holdings, Inc.

45 Park Street
Montclair, NJ 07042

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	HODO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Closing of the Merger

On June 30, 2026 (the “Effective Date”), House of Doge Inc. (formerly Brag House Holdings, Inc.) (the “Company”) completed its previously announced merger pursuant to the Merger Agreement, dated as of October 12, 2025, by and among the Company, Brag House Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and House of Doge Inc., a Texas corporation (“HOD”), as amended pursuant to Amendment No. 1 thereto dated as of November 26, 2025, Amendment No. 2 thereto dated as of February 2, 2026, Amendment No. 3 thereto dated as of March 26, 2026, Amendment No. 4 thereto dated as of May 11, 2026, and Amendment No. 5 thereto dated as of June 15, 2026 (the “Merger Agreement”). Pursuant to the Merger Agreement, HOD merged with and into Merger Sub, with HOD surviving as a wholly-owned subsidiary of the Company (the “Merger”).

At the effective time of the Merger (the “Effective Time”): (i) 329,929,373 shares of common stock, no par value per share, of HOD issued and outstanding immediately prior to the Effective Time were automatically converted into an aggregate of 64,001,726 shares (the “Merger Common Shares”) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) and 2.051823 shares (the “Merger Preferred Shares”) of the Company’s Class C preferred stock, par value $0.0001 per share (the “Class C Preferred Stock”), each of which is convertible into 5,000,000 shares of Common Stock; (ii) 28,747,000 vested HOD restricted stock units (“RSUs”) issued and outstanding immediately prior to the Effective Time were automatically converted into an aggregate of 6,361,978 shares of Common Stock; and (iii) 10,300,000 unvested HOD RSUs issued and outstanding immediately prior to the Effective Time were automatically converted into 2,283,392 Company RSUs. Following the closing of the Merger, 75,902,985 shares of Common Stock were issued and outstanding.

Additionally, in connection with the closing of the Merger, the Company will issue to its former Chief Executive Officer, Lavell Juan Malloy, II, and its former Chief Operating Officer, Daniel Leibovich, an aggregate of 1,125,000 shares of Common Stock (the “Other Consideration Shares”) under the Brag House Holdings, Inc. Amended and Restated 2024 Omnibus Incentive Plan.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the board of directors of the Company (the “Board”) was increased from five directors to six directors and each of Lavell Juan Malloy II, Daniel Leibovich, DeLu Jackson, Scott Woller, and Kevin Foster resigned as directors of the Company, and Michael Galloro, Sarosh Mistry, Timothy Stebbing, Doug Wall, Stephen Ilott, and Duncan Moir were appointed as directors. Also at the Effective Time and pursuant to the Merger Agreement, Mr. Malloy resigned as the Company’s Chief Executive Officer, Mr. Leibovich resigned as the Company’s Chief Operating Officer, Rene Rodriguez resigned as the Company’s Acting Chief Financial Officer, Marco Margiotta was appointed the Company’s Chief Executive Officer, and Charles Park was appointed the Company’s Chief Financial Officer.

In conjunction with the closing of the Merger, the Company transferred all of the Company’s pre-Merger business and operations to the Company’s wholly-owned subsidiary, Brag House, Inc. (“Brag House”), such that immediately following the closing of the Merger, the Company became a holding company. In accordance with the terms of the Merger Agreement, Messrs. Malloy and Leibovich and Rodriguez will continue to operate such pre-Merger business as the senior management of Brag House.

Following the consummation of the Merger and giving effect to the issuances of the Merger Common Shares, the Merger Preferred Shares, and the Other Consideration Shares, the former stockholders and RSU holders of HOD beneficially own approximately 90.66% of the issued and outstanding shares of Common Stock and 83.32% of the aggregate number of shares of Common Stock outstanding on a fully diluted basis.

Name Change

On June 30, 2026, in connection with the closing of the Merger, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of Delaware, changing the Company’s name from Brag House Holdings, Inc. to House of Doge Inc. The Certificate of Amendment, which was effective on June 30, 2026, is attached hereto as Exhibit 3.2.

Post-Merger Beneficial Ownership of the Common Stock

The following table provides information, as of the Effective Time, regarding beneficial ownership of Common Stock by: (i) each person known to us who beneficially owns more than 5.0% of the Common Stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our directors and executive officers as a group.

The number of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. The shares in the table do not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o House of Doge at 261 NE 61st Street, Miami, FL 33137.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding Beneficially Owned
Directors and Named Executive Officers
Marco Margiotta, Chief Executive Officer(1)	3,804,304	4.97%
Charles Park, Chief Financial Officer(2)	549,787	0.72%
Michael Galloro, Director(3)	495,105	0.65%
Sarosh Mistry, Director(4)	299,615	0.39%
Timothy Stebbing, Chief Technology Officer & Director(5)	225,048	0.29%
Doug Wall, Director(6)	10,127,165	13.24%
Stephen Ilott, Director	0	-
Duncan Moir, Director	0	-
All executive officers, directors and directors as a group (eight persons)	15,501,024	20.27%

5% or Greater Shareholders
Much Wow Ltd.	7,718,866	10.09%
Doug Wall(6)	10,127,165	13.24%

(1)	Consists of 3,687,753 shares of Common Stock held directly, 4,027 shares of Common Stock underlying Company RSUs that have vested or will vest within 60 days of the date of this table and 112,524 shares of Common Stock held through Mastika Investment Group Inc., in which Mr. Margiotta has 50% beneficial ownership.

(2)	Inclusive of 109,366 shares of Common Stock underlying Company RSUs that have vested or will vest within 60 days of the date of this table.

(3)	Shares are held by ALOE Investment Inc., of which Mr. Galloro is President.

(4)	Held through Avenyr Capital LLC, of which Mr. Mistry is Chief Executive Officer; includes 33,253 shares of Common Stock underlying Company RSUs that have vested or will vest within 60 days of the date of this table.

(5)	All such shares are held through Navah Investments Pty Ltd, of which Mr. Stebbing’s spouse is the sole director.

(6)	Shares held through Shadow Doge LLC, Shadow Doge II LLC and SC L1 LLC, of which Mr. Wall is co-founder and principal, and W5 Family Trust, of which Mr. Wall is a beneficiary owner of. Of the total holdings, Mr. Wall has beneficiary ownership and sole voting power over 1,348,280 shares, with the balance of such holdings being jointly controlled or in which he has shared voting power.

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on December 11, 2025, the Company filed the Certificate of Designation of Series C Convertible Preferred Stock with the Secretary of State of Delaware.

As set forth in Item 2.01 of this Current Report on Form 8-K, on June 30, 2026, pursuant to the Merger Agreement and the consummation of the Merger, the Company issued (i) 2.051823 shares of Class C Preferred Stock to certain former HOD stockholders. The issuances of the Merger Preferred Shares will be exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

Item 5.01 Changes in Control of Registrant.

The information regarding the change of control of the Company in connection with the Merger set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information regarding departure and election of directors and departure and appointment of principal officers of the Company in connection with the Merger set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Executive Officers and Directors of the Company Following the Merger

The following table lists the names, ages, and positions of the individuals who are serving as executive officers and directors of the Company as of the Effective Time:

Name	Age	Position
Marco Margiotta	46	Chief Executive Officer
Charles Park	50	Chief Financial Officer
Michael Galloro	51	Director
Stephen Ilott	58	Director
Sarosh Mistry	56	Director
Doug Wall	58	Director
Duncan Moir	41	Director
Timothy Stebbing	46	Director

Marco Margiotta has served as Chief Executive Officer of HOD since April 2025 and as a Director of HOD since October 2025. He previously served as Chief Investment Officer of CleanCore from September 2025 to March 2026, where The Official Dogecoin Treasury has been established. Mr. Margiotta was Chief Executive Officer and Chair of the Board of Payfare Inc., a Canadian financial technology company that provided digital banking and instant payout solutions for gig economy workers, from October 2019 until March 2025, when Fiserv, Inc. acquired it. Mr. Margiotta has over 20 years of experience in fintech and the broader financial services sector as well as capital markets, lending and capital raising. In addition, Mr. Margiotta previously held senior positions with BMO Financial Group’s capital markets and commercial banking teams. Mr. Margiotta holds an Honors Bachelor of Commerce from Laurentian University, holds Chartered Professional Accountant and Certified General Accountant designations in Canada and is a qualified member of the Association of Chartered and Certified Accountants in the United Kingdom.

Charles Park has served as Chief Financial Officer of HOD since August 2025. He is a Chartered Accountant, Certified Internal Auditor, US Certified Public Accountant and holds a Bachelor of Commerce (Accounting Major) from Toronto Metropolitan University. After starting his career at PricewaterhouseCoopers, he held several finance leadership positions at growth-oriented technology, financial services, and telecom companies such as SOTI, TeraGo Networks, Rakuten Kobo, Mobilicity, and Bank of Montreal. From 2018 to August 2025, Mr. Park served as Chief Financial Officer of Payfare Inc., where he was responsible for leading the accounting, audit, tax compliance/strategy, transfer pricing, forecasting/budgeting, payroll, human resources, treasury, and internal audit functions. Mr. Park was instrumental in Payfare’s successful initial public offering in 2021 and was a key contributor in Payfare’s sale to Fiserv, Inc. in 2025.

Michael Galloro is a Chartered Professional Accountant and Founder and Managing Partner of ALOE Finance Inc., a transaction advisory firm. With over 30 years of experience, Mr. Galloro has focused on growth oriented publicly traded organizations operating globally. His experience includes go public transactions, mergers and acquisitions, and financings. Mr. Galloro has held senior executive roles and been a member of boards of directors, chairing several committees. Mr. Galloro has been a director of Fountain Asset Corp. since July 2018, Stock Trends Capital Inc. since April 2020, AF2 Capital Corp. and AF3 Capital Corp., each a Capital Pool Company, since August 2020 and May 2026, respectively, Atmofizer Technologies Inc. since November 2021, and Red Light Holland Corp. since March 2025. From June 2018 to June 2022 Mr. Galloro was a director of Simply inc. and from January 2019 to March 2026 Mr. Galloro was a director of Trubar Inc., previously a Capital Pool Company he founded.

Stephen Ilott has over 35 years investment experience working for leading asset management companies in the United Kingdom, the United States, and Canada. Retired since 2021, Mr. Ilott was previously Chief Investment Officer of BMO Asset Management US and BMO Asset Management Canada managing teams responsible for in excess of $120 billion in assets across fixed income, equities and alternative asset classes (January 2017 – July 2021).

Sarosh Mistry is a results-driven, people-centered global executive with over 30 years of experience leading complex, multi-billion-dollar organizations across public and private equity-backed environments. He was a director of HOD from February 1, 2026 until the Effective Time, when he became a director of the Company. A former Chairman and Chief Executive Officer of Sodexo North America (August 2011 to December 2025), he has held senior leadership roles at Compass Group, Starbucks, and Aramark, with deep expertise in mergers and acquisitions, operational transformation, and growth strategy. He currently serves as Chairman of Blusky and as a board member to multiple public and private companies, providing strategic, shareholder-focused leadership.

Doug Wall, served as a director of HOD from February 1, 2026 until the Effective Time, when he became a director to the Company. Mr. Wall co-founded Shadow Capital, a Dallas-based private equity firm with a proven track record in blockchain and fintech investments, in 2021. He has expertise in crypto investment cycles and strategic partnerships that drive both company and portfolio success. In addition, he is a co-founder of Nexus Medical Labs, a next-generation laboratory that leverages automation and decades of experience to provide rapid, accurate at home testing. He also co-founded Blockcap, a crypto mining firm later sold to Core Scientific, and chaired Core Scientific’s Outside Equity Committee throughout its restructuring (February 2023 to January 2024). From May 2021 to January 2025, Mr. Wall co-founded and worked at GreyRock Asset Management and, prior to that, he had various roles, including Managing Director roles at Alex. Brown (September 2016 to May 2021) and Deutsche Asset Management (May 2008 to Sept. 2016). Mr. Wall obtained a BA in Economics from the University of Texas at Austin.

Duncan Moir has been President of 21 Shares, the largest cryptocurrency investment manager in Europe, since January 2025. Prior to 21 Shares, he led Aberdeen plc’s digital asset business from August 2008 to January 2025, and before that was a hedge fund investment manager. Mr. Moir is an independent director of Hedera Hashgraph LLC, an enterprise-focused distributed ledger technology company. He graduated with a BA (Hons) in Economics from the University of Strathclyde and is a Charter Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) charterholder.

Timothy Stebbing has served as the Chief Technology Officer of HOD since May 2025. He has also served as a director of CleanCore Solutions, Inc., since September 2025. Mr. Stebbing is also on the board of the Dogecoin Foundation, serving as Director of Product since 2021 to spearhead the development of a broader Dogecoin ecosystem and to increase its adoption as a global means of exchange. Prior to that, he served as Chief Technology Officer at Ynomia Pty Ltd, a construction technology company (June 2019 to October 2021).

There are no family relationships among any of the Company’s directors and executive officers. Other than pursuant to the Merger Agreement, as discussed in Item 2.01 of this Current Report on Form 8-K, there are no arrangements or understandings with another person under which the directors and executive officers of the Company were or are to be selected as a director or executive officer. Additionally, no director or executive officer of the Company is involved in legal proceedings that require disclosure under Item 401 of SEC Regulation S-K.

Director Independence and Board Committees

Based on information provided by each director concerning their background, employment, and affiliations, the Board has determined that each of the Company’s directors, other than Mr. Galloro and Mr. Stebbing, qualify as independent directors as defined under the rules of the SEC and Nasdaq’s listing rules relating to director independence requirements. Mr. Stebbing is the Chief Technology Officer of House of Doge and Mr. Galloro is Managing Partner of ALOE Finance, Inc., which has provided finance and transaction-related consulting services to HOD.

The Board continues to have an audit committee and a compensation committee with each such committee continuing to operate pursuant to their current charter. Each of the Board committees has the composition described below.

The following table identifies the committee members:

Name	Audit	Compensation	Independent
Michael Galloro
Stephen Ilott	X		X
Sarosh Mistry	X	Chairman	X
Duncan Moir		X	X
Timothy Stebbing
Doug Wall	Chairman	X	X

The Board has determined that both Stephen Ilott and Doug Wall are “audit committee financial experts,” as such term is defined in Item 407(d)(5) of SEC Regulation S-K. All of the audit committee members and compensation committee members are independent within the meaning of Nasdaq Listing Rule 5605(a)(2) and all of the audit committee members meet the additional independence requirements for audit committee members set forth in Rule 10A-3 under the Exchange Act.

Members will serve on these committees until their resignation or until otherwise determined by the Board.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information regarding the Company’s name change in connection with the Merger set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On June 30, 2026, the Company issued a press release announcing the closing of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The Common Stock began trading on the Nasdaq Stock Market LLC under the new ticker symbol “HODO” as of July 1, 2026.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

Pursuant to Item 9.01(a)(4) of Form 8-K, the Company intends to file the financial information required by this paragraph (a) of Item 9.01 as an amendment to this Form 8-K within 75 days of the date of this Current Report on Form 8-K as filed with the SEC.

(b) Pro Forma Financial Information.

Pursuant to Item 9.01(b)(2) of Form 8-K, the Company intends to file the financial information required by this paragraph (b) of Item 9.01 as an amendment to this Form 8-K within 75 days of the date of this Current Report on Form 8-K as filed with the SEC.

(d) Exhibits

Exhibit No.	Description
2.1*	Merger Agreement, dated as of October 12, 2025, by and among Brag House Holdings, Inc., House of Doge, Inc., and Brag House Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 17, 2025).
2.2	Amendment No. 1 to Merger Agreement by and among Brag House Holdings, Inc., Brag House Merger Sub, Inc. and House of Doge Inc., dated as of November 26, 2025 (incorporated herein by reference to Annex A to the Company’s Registration Statement on Form S-4, File No. 333-291903).
2.3	Amendment No. 2 to Merger Agreement by and among Brag House Holdings, Inc., Brag House Merger Sub, Inc. and House of Doge Inc., dated as of February 2, 2026 (incorporated herein by reference to Annex A to the Company’s Registration Statement on Form S-4, File No. 333-291903).
2.3	Amendment No. 3 to Merger Agreement by and among Brag House Holdings, Inc., Brag House Merger Sub, Inc. and House of Doge Inc., dated as of March 26, 2026 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 1, 2026).
2.4	Amendment No. 4 to Merger Agreement by and among Brag House Holdings, Inc., Brag House Merger Sub, Inc. and House of Doge Inc., dated as of May 11, 2026 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 15, 2026).
2.5*	Amendment No. 5 to Merger Agreement by and among Brag House Holdings, Inc., Brag House Merger Sub, Inc. and House of Doge Inc., dated as of June 15, 2026.
3.1	Certificate of Designation of Series C Convertible Preferred Stock of Brag House Holdings, Inc., effective December 11, 2025 (incorporated herein by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on December 17, 2025).
3.2	Certificate of Amendment to Certificate of Incorporation of Brag House Holdings, Inc., effective June 30, 2026.
99.1	Press Release dated June 30, 2026.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	The exhibits and/or schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2026	HOUSE OF DOGE INC.

	By:	/s/ Marco Margiotta
	Name:	Marco Margiotta
	Title:	Chief Executive Officer